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                                  EXHIBIT 23.1

                       CONSENT OF INDEPENDENT ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation by reference in this registration statement of our report dated February 17, 1999 included in John Q. Hammons Hotels, Inc.'s Form 10-K for the year ended
January 1, 1999 and to all references to our Firm included in this registration statement.

                              ARTHUR ANDERSEN LLP

Cincinnati, Ohio
May 5, 1999